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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  April 1, 2008

SYNTHENOL INC.
(Exact name of registrant as specified in its charter)

Florida	000-29219	98-0199508
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification No.)

Suite 206, 388 Drake Street Vancouver, British Columbia, Canada	V6B 6A8
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number (including area code)	(604) 681-1064

(Former name or former address if changed since last report)	(Zip Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions.
☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 1	REGISTRANT’S BUSINESS AND OPERATIONS

Item 1.01	Entry into a Material Definitive Agreement.

No events to report.

Item 1.02	Termination of a Material Definitive Agreement.

No events to report.

Item 1.03	Bankruptcy or Receivership.

No events to report.

SECTION 2	FINANCIAL INFORMATION

Item 2.01	Completion of Acquisition or Disposition of Assets.

On April 1, 2008, Synthenol Inc. (the “Company”) entered into an purchase and sale agreement with Ryerson Corporation (“Ryerson”) for the wholly owned subsidiaries, Casino Marketing S.A (“CMSA”) and 564448 BC Ltd (“564448”).

All inter-company debts between Synthenol, CMSA and 564448 have been cancelled and CMSA and 564448 still show a combined liability of approximately $70,500 on the balance sheets.

The Company agreed to sell 100% of the issued and outstanding shares for both CMSA and 564448 to Ryerson for $1.00.  Ryerson agrees to purchase said shares and release the Company from any liability in respect of CMSA and 564448.

There is no material relationship between Ryerson Corporation and the Company or any of its affiliates, or any director or officer of the Company.

Item 2.02	Results of Operations and Financial Condition.

No events to report.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

No events to report.

Item 2.04	Triggering Events That Accelerate or Increase a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement.

No events to report.

Item 2.05	Costs Associated with Exit or Disposal Activities.

No events to report.

Item 2.06	Material Impairments.

No events to report.

SECTION 3	SECURITIES AND TRADING MARKETS

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

No events to report.

Item 3.02	Unregistered Sales of Equity Securities.

No events to report.

Item 3.03	Material Modification to Rights of Security Holders.

No events to report.

SECTION 4	MATTERS RELATED TO ACCOUNTANTS AND FINANCIAL STATEMENTS

Item 4.01	Changes in Registrant’s Certifying Accountant.

No events to report.

Item 4.02	Non-Reliance on Previously Issued Financial Statements or a Related Audit Report or Completed Interim Review.

No events to report.

SECTION 5	CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.01	Changes in Control of Registrant.

No events to report.

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

No events to report.

Item 5.04	Temporary Suspension of Trading Under Registrant’s Employee Benefit Plans.

No events to report.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

No events to report.

Item 5.06	Change in Shell Company Status.

No events to report.

SECTION 6	ASSET-BACKED SECURITIES

Item 6.01	ABS Informational and Computational Material.

No events to report.

Item 6.02	Change of Servicer or Trustee.

No events to report.

Item 6.03	Change in Credit Enhancement or Other External Support.

No events to report.

Item 6.04	Failure to Make a Required Distribution.

No events to report.

Item 6.05	Securities Act Updating Disclosure.

No events to report.

SECTION 7	REGULATION FD

Item 7.01	Regulation FD Disclosure.

No events to report.

SECTION 8	OTHER EVENTS

Item 8.01	Other Events.

No events to report.

SECTION 9	FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Description

2.1	Minutes of the meeting of the Board of Directors in which the decision to transfer shareholding of Casino Marketing S.A. and 564448 BC Ltd to Ryerson Corporation was resolved.

2.2	Agreement for the sale of shares to Ryerson Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNTHENOL INC.

/s/ Cecil Morris
Cecil Morris, Director

April 4, 2008
Date